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                                                                    EXHIBIT 10.8


                                RIGHTS AGREEMENT


         This Rights Agreement (the "Agreement") is entered into as July 25, 1994 by and among Cascade Systems International, Inc., a Delaware corporation (the "Company"), the undersigned holders of the Series A Preferred Stock (the "Series A Shares") of the Company (the "Series A Holders") and the individuals named in Schedule 1 attached to this Agreement (the "Founders").

                                     RECITAL

         The Company, the Series A Holders and the Founders now desire to set forth the registration rights applicable to the Common Stock owned by the Founders and the Series A Shares and rights of first refusal among the parties.

                                    AGREEMENT

         In consideration of the foregoing and of the mutual promises and covenants contained herein, the Parties agree as follows:

1.       Registration Rights.

         1.1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

                  (a) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  (b) "Conversion Stock" means the Common Stock issued or issuable upon conversion of the Series A Shares.

                  (c) "Holder" means any person or persons to whom Registrable Securities were originally issued or qualifying transferees under Section 1.11 hereof who hold Registrable Securities.

                  (d) "Initiating Holders" shall mean any Holder or Holders of at least fifty percent (50%) of the Registrable Securities (excluding Registrable Securities owned by the Founders).

                  (e) "Registrable Securities" means (i) the Conversion Stock; and (ii) stock issued in respect of the stock referred to in (i) as a result of a stock split, stock dividend, recapitalization or the like, which have not been sold to the public. Except for subsections 1.2, 1.4, 1.5 and 1.10, Registrable Securities shall also mean shares of Common Stock owned by the Founders.



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                  (f) The terms "register," "registered" and "registration"
refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

                  (g) "Registration Expenses" shall mean all expenses, except as otherwise stated below, incurred by the Company in complying with Sections 1.2,
1.3 and 1.4 hereof, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company) and the reasonable fees and disbursements of one counsel for all Holders in the event of each registration provided for in Sections 1.2, 1.3 and 1.4 hereof.

                  (h) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                  (i) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holders and, except as set forth above, all reasonable fees and disbursements of counsel for the selling Holders.

         1.2. Requested Registration.

                  (a) Request for Registration. If the Company receives from Initiating Holders a written request that the Company effect a registration covering either (i) not less than 40% of the Registrable Securities, or (ii) Registrable Securities having an anticipated aggregate offering price, net of underwriting discounts and commissions, of at least $5,000,000, the Company will:

                           (i) promptly give written notice of the proposed
registration, qualification or compliance to all other Holders; and

                           (ii) as soon as practicable, use its best efforts to
effect such registration, qualification or compliance (including, without limitation, appropriate qualification under applicable blue sky or other state securities laws and appropriate compliance with applicable regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after


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receipt of such written notice from the Company; provided, however, that the
Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 1.2:

                           (A) Before the earlier of July 1,1997 or 180 days
after the closing of its initial public offering of its Common Stock;

                           (B) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (C) After the Company has effected two such
registrations pursuant to this Section 1.2(a), and such registrations have been declared or ordered effective; and

                           (D) If the Company shall furnish to such Holders a
certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section 1.2 shall be deferred for a period not to exceed sixty (60) days from the date of receipt of written request from the Initiating Holders, provided that the Company may not use this right more than once in any twelve month period.

         Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, after receipt of the request or requests of the Initiating Holders.

                  (b) Underwriting. In the event that a registration pursuant to
Section 1.2 is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the notice given pursuant to
Section 1.2(a)(i). In such event, the right of any Holder to participate in such registration shall be conditioned upon such Holder's participation in the underwriting arrangements required by this Section 1.2, and the inclusion of such Holder's Registrable Securities in the underwriting to the extent requested shall be limited to the extent provided herein.

         The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by a majority in interest of the Initiating Holders, but subject to the Company's reasonable approval. Notwithstanding any other provision of this
Section 1.2, if the managing


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underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all participating Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement. No Registrable Securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company may include securities for its own account (or for the account of other shareholders) in such registration if the underwriter so agrees and if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will not thereby be limited.

         If any Holder of Registrable Securities disapproves of the terms of the underwriting, such person may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders.

         1.3. Company Registration.

                  (a) Notice of Registration. If, at any time prior to the fifth anniversary of the closing date of the Company's initial public offering of its Common Stock in a underwritten public offering pursuant to a registration statement on Form S-1 (or a successor form) under the Securities Act, the Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than (i) a registration relating solely to employee benefit plans, (ii) a registration relating solely to a transaction under Rule 145 under the Securities Act, or
(iii) a registration effected pursuant to Sections 1.2 or 1.4 hereof, the Company will:

                           (i) promptly give to each Holder written notice
thereof; and

                           (ii) include in such registration (and any related
qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within twenty (20) days after receipt of such written notice from the Company, by any Holder; provided that the Holder making such request would have been unable to sell all of its or his Registrable Securities pursuant to Rule 144 under the Securities Act in the four-week period immediately preceding the date of such written notice.

                  (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 1.3(a)(i). In such event the right of any Holder to registration pursuant to


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Section 1.3 shall be conditioned upon such Holder's participation in such underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company, but subject to the reasonable approval of Holders holding more than a majority of the Registerable Securities to be included in such registration. Notwithstanding any other provision of this
Section 1.3, if the managing underwriter determines that marketing factors require limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders and the number of shares of securities that may be included in the registration and underwriting (other than in behalf of the Company) shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, in no event shall the amount of Registrable Securities of the Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the Holders may be excluded entirely if the underwriters make the determination described above. No securities of the Company held by parties other than the Holders or the Company shall be included in any registration and underwriting to which this Section applies if the number of Registrable Securities that would otherwise have been included in such registration and underwriting will thereby be limited. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter.

         1.4. Registration on Form S-3.

                  (a) If any Holder or Holders holding in the aggregate not less than ten percent (10%) of the then outstanding Registrable Securities request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of the Registrable Securities the reasonably anticipated aggregate price to the public of which, net of underwriting discounts and commissions, would exceed $500,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use its best efforts to cause such Registrable Securities to be registered for the offering on such form and to cause such Registrable Securities to be qualified in such jurisdictions as the Holder or Holders may reasonably request; provided, however, that the Company shall not be required to effect more than one (1) registration pursuant to this
Section 1.4 in any six (6) month period. The substantive provisions of Section 1.2(b) shall be applicable to each registration initiated under this Section 1.4.



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                  (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action pursuant to this Section 1.4:

                           (i) in any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                           (ii) within one hundred eighty (180) days of the
effective date of any registration referred to in Sections 1.2 and 1.3 above provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

                           (iii) if the Company shall furnish to such Holder a
certificate signed by the President of the Company stating that in good faith judgment of the Board of Directors it would be seriously detrimental to the Company or its shareholders for registration statements to be filed in the near future, then the Company's obligation to use its best efforts to file a registration statement shall be deferred for a period not to exceed sixty (60) days from the receipt of the request to file such registration by such Holder, provided that the Company may not use this right more than once in any twelve month period.

         1.5. Limitations on Subsequent Registration Rights. From and after the date hereof, without the approval of the holders of a majority of the Registrable Securities the Company shall not enter into any agreement granting any holder or prospective holder of any securities of the Company registration rights with respect to such securities unless such new registration rights, including standoff obligations, are subordinate to the registration rights granted to Series A Holders hereunder.

         1.6. Expenses of Registration. All Registration Expenses incurred in connection with all registrations pursuant to Sections 1.2 and 1.3 shall be borne by the Company. All Registration Expenses incurred in connection with all registrations pursuant to Sections 1.4 shall be borne by the stockholders participating in that registration pro rata, on the basis of number of shares so registered. Unless otherwise stated, all Selling Expenses relating to securities registered on behalf of the Holders shall be borne by the Holders of such securities pro rata on the basis of the number of shares so registered.

         1.7. Registration Procedures. In the case of each registration, qualification or compliance effected by the Company pursuant to this Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:


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                  (a) Prepare and file with the Commission a registration
statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for at least one hundred eighty (180) days or until the distribution described in the Registration Statement has been completed;

                  (b) Furnish to the Holders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such securities.

                  (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                  (d) Use its best efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, such request to be received within twenty (20) days following the initial filing of the registration statement with the Commission, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business where it is not so qualified or to file a general consent to service of process in any such states or jurisdictions.

                  (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

                  (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (g) Use its best efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this
Section 1, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 1, if such securities are being


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sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

         1.8. Indemnification.

                  (a) To the fullest extent permitted by law, the Company will indemnify each Holder, each of its officers and directors and partners, and each person controlling such person within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant to this Section 1, and each underwriter for such Holder, if any, and each person who controls any such underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Holder, each of its officers and directors, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to any such person in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission (or alleged untrue statement or omission), made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder, controlling person or underwriter specifically for use therein or the preparation thereby.


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                  (b) Each Holder will, if Registrable Securities held by such
Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, each of its officers and directors and each person controlling such Holder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, persons, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein or the preparation thereby. Notwithstanding the foregoing, the liability of each Holder under this subSection (b) shall be limited to an amount equal to the aggregate proceeds received by such Holder from the sale of Registrable Securities in such registration.

                  (c) Each party entitled to indemnification under this Section
1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1 unless the failure to give such notice is materially prejudicial to an Indemnifying Party's ability to defend such action and provided further, that the Indemnifying Party shall not assume the defense for matters as to which there is a conflict of interest or separate and different defenses. After notice from the indemnifying party of its election to assume the defense thereof, the indemnifying party will not be liable to the indemnified party pursuant to this Section 1.8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense


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other than the reasonable costs of investigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         1.9. Information by Holder. The Holders of securities included in any registration shall furnish to the Company such information regarding such Holders, the Registrable Securities held by them and the distribution proposed by such Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Section 1.

         1.10. Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, after such time as a public market exists for the Common Stock of the Company, the Company agrees to use its best efforts to:

                  (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the effective date that the Company becomes subject to the reporting requirements of the Securities Act or the Securities Exchange Act of 1934 (the "Exchange Act").

                  (b) Use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements);

                  (c) So long as a Holder owns any Registrable Securities to furnish to the Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company and other information filed by the Company with the Commission or publicly disclosed by the Company as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

         1.11. Transfer of Registration Rights. The rights to cause the Company to register securities granted to Holders under this Agreement may be assigned to a


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transferee or assignee in connection with any transfer or assignment of
Registrable Securities by a Holder provided that: (i) such assignment or transfer may otherwise be effected in accordance with applicable securities laws, (ii) such assignee or transferee agrees to be bound by the terms and conditions of this Agreement, and (iii) either (A) such assignee or transferee acquires at least 100,000 shares of Registrable Securities (appropriately adjusted for stock splits, combinations, dividends, distributions and recapitalizations) not sold to the public, or (B) such assignee or transferee is a partner, shareholder, subsidiary, affiliate, family member, family trust or the estate of the Holder.

         1.12. Standoff Agreement. Each Party hereby agrees that in connection with the Company's public offering of any of the Company's securities (except pursuant to a registration on Form S-3) that, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, a Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be requested by the underwriters; provided, that the officers, directors of the Company who own stock of the Company and any stockholder holding more than two percent (2%) of the outstanding voting securities of the Company also agree to such restrictions.

2.       Right of First Refusal Upon Issuance of Securities by the Company.

         2.1. Right of First Refusal. The Company hereby grants to each Founder who remains an employee of the Company or any of its subsidiaries at the time rights under this Section 2 would otherwise accrue to such Founder and to each Series A Holder (the "Rights Holders") the right of first refusal to purchase, pro rata, in order to maintain the Rights Holder's percentage ownership interest in the Company, all or any part of New Securities (as defined below) which the Company may, from time to time, propose to sell and issue.

         2.2. "Equity Securities" shall mean any securities having voting rights in the election of the Board of Directors not contingent upon default, or any securities evidencing an ownership interest in the Company, or any securities convertible into or exercisable for any shares of the foregoing, or any securities issuable pursuant to any agreement or commitment to issue any of the foregoing.

         2.3. Except as set forth below, "New Securities" shall mean any Equity Securities, whether now authorized or not, and rights, options or warrants to purchase said Equity Securities. Notwithstanding the foregoing, "New Securities" does not include (i) Common Stock issued to the Founders or employees, officers, consultants or directors of the Company pursuant to sales or options granted at any


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time after the effective date of this Agreement up to a total of 513,670 shares
(as adjusted for stock splits, combinations, dividends, distributions or recapitalizations); (ii) securities offered to the public generally pursuant to a registration statement under the Securities Act; (iii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of substantially all of the assets or other reorganization whereby the Company or its shareholders own not less than fifty-one (51%) percent of the voting power of the surviving or successor corporation; (iv) the Conversion Stock; (v) warrant or warrants for the purchase of shares of capital stock of the Company (and stock issued upon exercise of such warrant or warrants) which have been unanimously approved by the Board of Directors of the Company and issued in connection with an equipment lease, equipment financing or bank line financing; or (vi) stock issued in connection with any stock split, stock dividend or recapitalization by the Company.

         2.4. In the event the Company proposes to undertake an issuance of New Securities, it shall give each Rights Holder written notice of its intention, describing the type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Rights Holder shall have fifteen (15) days from the date of receipt of any such notice (the "Rights Notice Date") to agree to purchase up to its respective pro rata share of such New Securities for the price and upon the applicable terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased. Each Rights Holder's pro rata share of the New Securities shall be a fraction calculated by dividing (i) the number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by the Rights Holder as of the Rights Notice Date by (ii) the total number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by all Rights Holders as of the Rights Notice Date.

         2.5. If, within the fifteen (15) day period after the Rights Notice Date, a Rights Holder does not notify the Company that it desires to purchase all or a portion of the New Securities offered to the Rights Holder, then the Company shall offer, pursuant to written notice delivered promptly and not later than the twenty-fifth (25th) day after the Rights Notice Date, any such New Securities not so acquired, at the same price and upon the same terms and conditions, to those Rights Holders who have elected to purchase New Securities during the fifteen (15) day period (the "Participating Purchasers"). Each of these Participating Purchasers shall have until thirty-five (35) days after the Rights Notice Date to notify the Company in writing that it elects to purchase some or all of its pro rata share of the New Securities so offered. Each Participating Purchaser's pro rata share of such New Securities shall be a fraction calculated by dividing (i) the number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by the Participating Purchaser as of the Rights Notice Date by
(ii) the total number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by all Participating Purchasers as of the Rights Notice Date.

         2.6. If the Rights Holders do not notify the Company within thirty-five
(35) days after the Rights Notice Date that they will purchase all of the New Securities, the Company shall have ninety (90) days from the Rights Notice Date to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities not elected to be purchased by Rights Holders at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities within said ninety (90) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first offering such securities in the manner provided above.

         2.7. The right of first refusal granted under this Agreement shall expire on the effective date of the Company's initial public offering pursuant to an effective registration statement under the Securities Act.

         2.8. The right of first refusal hereunder may be assigned to a transferee or assignee in connection with any transfer or assignment of the Series A Shares or the Conversion Stock by a Rights Holder provided that: (i) such assignment or transfer may otherwise be effected in accordance with applicable securities laws, (ii) such assignee or transferee agrees to be bound by the terms and conditions of this Agreement, and (iii) either (A) such assignee or transferee acquires at least 100,000 shares of Registrable Securities (appropriately adjusted for stock splits, combinations, dividends, distributions and recapitalizations) not sold to the public, or (B) such assignee or transferee is a partner, subsidiary, affiliate, family member, family trust or the estate of the Rights Holder.

3. Right of First Refusal. Before any Equity Securities of the Company registered in the name of Series A Holder or a Founder may be sold or transferred (including transfer by operation of law) other than to a partner, subsidiary, affiliate, family member, family trust or the estate of the Series A Holder or Founder, which transferees shall agree, as a condition of the transfer, to be bound by the provisions of this Section 3, such shares shall first be offered to the Company and to the other Series A Holders and Founders in the following manner:

         3.1. Notice. That Series A Holder or Founder ("Selling Party") shall first deliver a written notice ("Notice") to the Company and the other Series A Holders and Founders stating (i) the Selling Party desires to sell or transfer such Equity Securities, (ii) the number of Equity Securities proposed to be sold or transferred, and (iii) the price and other terms of the proposed sale or transfer.

         3.2. Company Right. Within ten (10) days after receipt of the Notice, the Company may elect (by notifying the Selling Party in writing) to purchase all or any part of the Equity Securities to which the Notice refers, on the same terms and conditions specified in the Notice.

         3.3. Series A Holder and Founder Right. In the event the Company does not elect to purchase all of the Equity Securities to which the Notice refers within the ten (10) day period, then the Selling Party shall immediately notify each Series A Holder and Founder (other than the Selling Party) of this fact and each such Series A Holder and Founder may elect (by notifying the Selling Party in writing) within twenty (20) days after receipt of the Notice to purchase its pro rata share (or any part thereof) of all such Equity Securities not purchased by the Company on the same terms and conditions specified in the Notice. Each Series A Holder's and Founder's pro rata share of these Equity Securities shall be a fraction calculated by dividing (i) the number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by the Series A Holder or Founder as of the date of delivery of the Notice by (ii) the total number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by the Series A Holders and the Founders (other than the Selling Party) as of that date.

         3.4. Over-allotment. If, within twenty (20) days after receipt of the Notice, a Series A Holder or Founder does not notify the Company that it desires to purchase its pro-rata share (or any part thereof) of the Equity Securities offered to the Series A Holder or Founder, those Series A Holders and Founders who have elected to purchase Equity Securities from the Selling Party during the twenty (20) day period (the "Over-allotment Purchasers") may elect to purchase their pro-rata share (or any part thereof) of those Equity Securities not so purchased. The Selling Party shall provide written notice not later than twenty-five (25) days after receipt of the Notice of the number of shares of Equity Securities of the Selling Party available for purchase pursuant to this over-allotment right. Each of these Over-allotment Purchasers shall have until thirty-five (35) days after receipt of the Notice to notify the Selling Party in writing that it elects to purchase some or all of its pro rata share of the Equity Securities so offered. Each Over-allotment Purchaser's pro rata share of the Equity Securities shall be a fraction calculated by dividing (i) the number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by the Over-allotment Purchaser as of the date of the Notice by (ii) the total number of shares of Common Stock issued and issuable upon exercise, conversion or exchange of all outstanding Equity Securities held by all Over-allotment Purchasers as of the date of the Notice.

         3.5. Company Purchase. In the event the Company elects to acquire Equity Securities pursuant to Section 3, the Company and the Selling Party shall complete the sale and purchase of such Equity Securities shares within thirty (30) days after the Company receives the Notice.

         3.6. Series A Holder and Founder Purchases. In the event the Series A Holders and the Founders elect to acquire Equity Securities pursuant to Section 3, the Series A Holders and Founders and the Selling Party shall complete the sale and purchase of such Equity Securities within fifty (50) days after the Company receives the Notice.

         3.7. Selling Party Right. If all of the Equity Securities to which the Notice refers are not elected to be purchased by the Company or the Series A Holders and the Founders, the Selling Party may sell such remaining shares at the price and on the terms specified in the Notice, provided that (i) such sale or transfer is consummated within ninety (90) days of the date of the Notice, and (ii) that prior to the transfer, the transferee of such Equity Securities agrees in writing (in a form satisfactory to the Company) that such transferee shall receive and hold such securities subject to the provisions of this Section 3.

         3.8. Termination. The rights and obligations of the Company, the Series A Holders and the Founders under this Section 3 shall terminate upon the earlier to occur of (i) the closing of the Company's first public offering registered under the Act, or (ii) upon shareholder approval of any merger or consolidation of the Company with any other corporation in which more than 50% of the voting control of the Company is transferred to a party or parties not affiliated with the Company or any shareholder of the Company, provided that, if such merger or consolidation is not consummated, the rights and obligations of this Section 3 shall be deemed restored and reinstated to full force and effect.

4.       Miscellaneous

         4.1. Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware.

         4.2. Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Preferred Shareholder and the closing of the transactions contemplated hereby.

         4.3. Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         4.4. Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein. With the written consent of the record or beneficial Holders of at least two-thirds (2/3) of the Registrable Securities (excluding Registrable Securities held by the Founders), the obligations of the Company and the rights of the Holders of the Registrable Securities under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), and with the same consent the Company, when authorized by resolution of its Board of Directors, may enter into a supplementary agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided, however, that no such modification, amendment or waiver shall reduce the aforesaid percentage of Registrable Securities without the consent of all of the Holders of the Registrable Securities, and, provided further, that none of the rights of the Founders under this Agreement may be waived or modified without the written consent of the record or beneficial Holders of at least two-thirds (2/3) of the Registrable Securities held by the Founders and qualifying transferees (pursuant to Section 1.11 hereof) of the Founders. Upon the effectuation of each such waiver, consent, agreement of amendment or modification, the Company shall promptly give written notice thereof to the record holders of the Registrable Securities who have not previously consented thereto in writing. This Agreement or any provision hereof may be changed, waived, discharged of terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, except to the extent provided in this Section 4.4.

         4.5. Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by first class mail, postage prepaid, certified or registered mail, return receipt requested, addressed (a) if to any Holder, at such Holder's address as set forth in the Company's records, or at such other address as such Holder shall have furnished to the Company in writing, or (b) if to the Company, at One Corporate Drive, Andover, MA 01810 (c/o Cascade Systems, Inc.), or at such other address as the Company shall have furnished to the Holder in writing.

         4.6. Delays or Omissions. Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any holder of any Shares, upon any breach or default of the Company under this Agreement, shall impair any such right, power or remedy of such holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any holder of any breach or default under this Agreement, or any waiver on the part of any holder of any provisions or conditions of this agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

         4.7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         4.8. Severability. If any provision of this Agreement, or the application thereof, shall for any reason and to any extent be invalid or unenforceable the remainder of this Agreement and application of such provision to persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto, the parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision which will achieve to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

         This Rights Agreement is hereby executed as of the date first above written.


COMPANY:

CASCADE SYSTEMS INTERNATIONAL, INC.

By: /s/ Malcolm P. McGrory
   -------------------------------
Its: Vice President
   -------------------------------


HOLDERS:

ADOBE VENTURES L.P.

By: Its General Partner
    H&Q Adobe Ventures Management L.P.

By: Its General Partner
    H&Q Adobe Ventures Management Corporation

By: /s/ Jackie Berterretche
   -------------------------------
Title: Attorney-in-Fact
       ---------------------------

JARROLD & SONS LTD.

By: /s/ Peter Jarrold
   -------------------------------
Titled: Chairman
        --------------------------

                       CASCADE SYSTEMS INTERNATIONAL, INC.
                                RIGHTS AGREEMENT

                         Counterpart Signature Agreement


FOUNDERS:

Richard Patterson, Paul Baker, Ann Baker, David Green, Ian Smith, Shirley Farrow, William Smith, Philip Williams, Ian Castleton, Glyn Burton, Simon Crowfoot, Caralyn Harvey, Andrew Melville, Sean Barnes, Philip Cook, Karl Vickers, Andrew Hale, Valerie Hale, Penelope Hawes, Nicholas Barbar, John Cole, Nicholas Beadman, Guy Bushnell, Julie Goodwin, Adam Lelean and Nigel Lubbock.


By: /s/ Richard Patterson, /s/ Richard Patterson                      7-25-94
   ----------------------------------------------                     -------
    Richard Patterson, their attorney in fact                         Date


Andrew Zimmon, Wayne Sadlowski, Tim Bosworth, Malcolm McGrory, Paul Breeden, Scott Ducharme, Bruce McDowell, Thomas Hall, Phil Rugile, Brian Gorman, John Spurell and David Green.


By: /s/ Malcolm P. McGrory, /s/ Malcom P. McGrory                     7-25-94
   ----------------------------------------------                     -------
    Malcolm McGrory, their attorney in fact                           Date

                                   SCHEDULE 1

                                    FOUNDERS


David Green, Paul Baker, Richard Patterson, Ann Baker, David Green, Ian Smith, Shirley Farrow, William Smith, Philip Williams, Ian Castleton, Glyn Burton, Simon Crowfoot, Caralyn Harvey, Andrew Melville, Sean Barnes, Philip Cook, Karl Vickers, Andrew Hale, Valerie Hale, Penelope Hawes, Nicholas Barber, John Cole, Nicholas Beadman, Guy Bushnell, Julie Goodwin, Adam Lelean, Nigel Lubbock, Andrew Zimmon, Wayne Sadlowski, Tim Bosworth, Malcolm McGregory, Paul Breeden, Scott Ducharme, Bruce McDowell, Thomas Hall, Phil Rugile, Brian Gorman, Jom Spurell

                                 AMENDMENT NO. 1

                                       TO

                                RIGHTS AGREEMENT


         This Amendment No. 1 to the Rights Agreement (the "Amendment") is entered into as of March 28, 1996 by and among Cascade Systems International, Inc., a Delaware corporation (the "Company"), the undersigned holders of the Series A Preferred Stock (the "Series A Shares") of the Company (the "Series A Holders"), the undersigned holders of the Series B Preferred Stock (the "Series B Shares") of the Company (the "Series B Holders") and the individuals named in
Schedule 1 attached to this Agreement (the "Founders").

                                    RECITALS

         WHEREAS, the Company, the Series A Holders and the Founders are parties to that certain Rights Agreement (the "Rights Agreement") dated as of July 25, 1994, pursuant to which the Company granted to the Series A Holders and the Founders certain registration rights applicable to the Common Stock and the Series A Shares and the parties agreed to certain rights of first refusal, all as set forth in the Rights Agreement;

         WHEREAS, the Company and the Series B Holders have entered into a Series B Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith pursuant to which the Company has agreed to issue and sell to the Series B Holders, and the Series B Holders have agreed to purchase from the Company, an aggregate of 400,000 shares of the Company's Series B Preferred Stock, par value $.001 per share, on the terms and conditions set forth therein; and

         WHEREAS, the execution and delivery of this Amendment is a condition to the closing of the transactions contemplated under the Purchase Agreement.

         NOW THEREFORE, in consideration of the foregoing and of the mutual promises and covenants contained herein, the parties agree as follows:

         1. Amendment to Section 1.1. Section 1.1(b) of the Rights Agreement is hereby amended in its entirety to read as follows:

           "(b) "Conversion Stock" means the Common Stock issued or issuable upon conversion of the Series A Shares or the Series B Shares."

         2. Amendment to Section 2.1. Section 2.1 of the Rights Agreement is hereby amended to include the Series B Holders in the definition of "Rights Holders" therein, for all purposes.

         3. Amendment to Section 2.3. Section 2.3 of the Rights Agreement is hereby amended to change the number 513,670 therein to 1,215,720.

         4. Amendment to Section 2.8. Section 2.8 of the Rights Agreement is hereby amended to insert the words ", Series B Shares" after the words "Series A Shares" therein.

         5. Amendment to Section 3. Section 3 of the Rights Agreement is hereby amended to subject the Series B Holders to the same rights of first refusal that are applicable to the Series A Holders.

         6. Treatment of Series A Shares and Series B Shares. Notwithstanding anything to the contrary contained herein or in the Rights Agreement, for all purposes of the Rights Agreement, the Series B Holders and the Series B Shares shall be entitled to the same rights and subject to the same obligations as the Series A Holders and the Series A Shares.

         7.       Miscellaneous

                  7.1 Governing Law. This Amendment shall be governed in all respects by the laws of the State of Delaware.

                  7.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  7.3 Remaining Agreement. Except as amended hereby, the Rights Agreement shall remain in full force and effect in all respects.

                  7.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         This Amendment No. 1 to the Rights Agreement is hereby executed as of the date first above written.


CASCADE SYSTEMS INTERNATIONAL, INC.


By:      /s/ Malcolm P. McGrory
         ----------------------------
Title:   President
         ----------------------------

SERIES A HOLDERS:

ADOBE VENTURES L.P.

By:      Its General Partner
         H&Q Adobe Ventures Management L.P.

By:      Its General Partner
         H&Q Adobe Ventures Management Corporation


By:      /s/ Jackie Berterretche
         ----------------------------
Title:   Attorney-in-Fact
         ----------------------------

JARROLD & SONS LTD.


By:      /s/ Peter Jarrold
         ----------------------------
Title:   Chairman
         ----------------------------

SERIES B HOLDERS:

ADOBE VENTURES L.P.

By:      Its General Partner
         H&Q Adobe Ventures Management L.P.

By:      Its General Partner
         H&Q Adobe Ventures Management Corporation


By:      /s/ Jackie Berterretche
         ----------------------------
Title:   Attorney-in-Fact
         ----------------------------

FOUNDERS:


/s/ Timothy a. Bosworth
    ----------------------------
    TIM BOSWORTH

/s/ Paul Breeden
-------------------------
PAUL BREEDEN

/s/ Brian Gorman
-------------------------
BRIAN GORMAN

/s/ David Green
-------------------------
DAVID GREEN

/s/ Malcom P. McGrory
-------------------------
MALCOLM MCGRORY

/s/ Wayne Sadlowski
-------------------------
WAYNE SADLOWSKI

/s/ Andrew Zimmon
-------------------------
ANDREW ZIMMON

/s/ Bruce McDowell
-------------------------
BRUCE MCDOWELL

/s/ James Spurrell
-------------------------
JAMES SPURRELL

/s/ Thomas J. Hall
-------------------------
THOMAS HALL

/s/ Ian Castleton
-------------------------
IAN CASTLETON

/s/ Richard Patterson
-------------------------
RICHARD PATTERSON

/s/ Sean Barnes
-------------------------
SEAN BARNES

/s/ Shirley Farrow
-------------------------
SHIRLEY FARROW

/s/ Philip Cook
-------------------------
PHILIP COOK

/s/ Carolyn Harvey
-------------------------
CAROLYN HARVEY

                                 AMENDMENT NO. 2
                            DATED AS OF MAY 16, 1997
                             TO THE RIGHTS AGREEMENT

         This Amendment No. 2 (the "Amendment") to that certain Rights Agreement (the "Rights Agreement") dated as of July 25, 1994 and as amended by Amendment No. 1 thereto dated as of March 28, 1996, by and among Cascade Systems Incorporated, a Delaware corporation (formerly Cascade Systems International, Inc., the "Company"), the undersigned holders of the Series A Preferred Stock, par value $.001 per share (the "Series A Shares") of the Company (the "Series A Holders"), the undersigned holders of the Series B Preferred Stock, par value $.001 per share (the "Series B Shares") of the Company (the "Series B Holders") and the individuals named in Schedule 1 attached to the Rights Agreement (the "Founders"), is made as of May 16, 1997. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Rights Agreement.

                                    RECITALS

         WHEREAS, Section 2 of the Rights Agreement provides to each Founder who remains an employee of the Company or any of its subsidiaries and to each Series A Holder and Series B Holder a right of first refusal with respect to the issuance by the Company of certain securities as set forth therein; and

         WHEREAS, Section 2.3 of the Rights Agreement excludes from such right of first refusal the issuance by the Company of certain shares of Common Stock to the Founders or employees, officers, consultants or directors of the Company pursuant to sales or options; and

         WHEREAS, the parties hereto wish to amend the Rights Agreement to exclude from the right of first refusal the issuance of any and all shares of Common Stock, or options exercisable therefor, to the Founders or employees, officers, consultants or directors of the Company.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

         1. Amendment to Section 2.3. Clause (i) of the second sentence of
Section 2.3 of the Rights Agreement is hereby amended in its entirety to read as follows:

                  "(i) Common Stock, or options exercisable therefor, issued or granted to the Founders or employees, officers, consultants or directors of the Company at any time after the effective date of this Agreement;".

         2.       Miscellaneous

                  2.1 Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

                  2.2 Successors and Assigns. Except as otherwise provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  2.3 Remaining Agreement. Except as amended hereby, the Rights Agreement shall remain in full force and effect in all respects.

                  2.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, this Amendment No. 2 to the Rights Agreement is hereby executed as of the date first above written pursuant to Section 4.4 of the Rights Agreement by the Company, the Holders of at least two-thirds of the Registrable Securities (excluding Registrable Securities held by the Founders) and the Holders of at least two-thirds of the Registrable Securities held by the Founders and qualifying transferees of the Founders.

                                CASCADE SYSTEMS INCORPORATED

                                By: /s/ Malcolm P. McGrory
                                    -------------------------
                                     Name:  Malcolm McGrory
                                     Title:    President

                                SERIES A HOLDERS:

                                ADOBE VENTURES L.P.

                                By:  Its General Partner
                                     H&Q Adobe Ventures Management L.P.

                                By:  Its General Partner
                                     H&Q Adobe Ventures Management Corporation


                                By: /s/ Standish O'Grady
                                    -------------------------
                                    Name:  Standish O'Grady
                                    Title:

                             JARROLD & SONS LTD.



                             By: /s/ Peter Jarrold
                                 ---------------------------
                                  Name:  Peter Jarrold
                                  Title: Chairman


                             SERIES B HOLDER:

                             ADOBE VENTURES L.P.

                             By:      Its General Partner
                                      H&Q Adobe Ventures Management L.P.

                             By:      Its General Partner
                                      H&Q Adobe Ventures Management Corporation


                             By: /s/ Standish O'Grady
                                 ---------------------------
                                  Name:  Standish O'Grady
                                  Title:


                             FOUNDERS:

                                     /s/ Ann Baker
                                     ----------------------------------
                                     ANN BAKER

                                     /s/ Paul Baker (As Guardian)
                                     ----------------------------------
                                     EDMUND THOMAS BAKER

                                     /s/ Paul Baker (As Guardian)
                                     ----------------------------------
                                     EMMELYN ROSE BAKER

                                     /s/ Paul Baker (As Guardian)
                                     ----------------------------------
                                     HAROLD CHARLES DAVID BAKER

                                     /s/ Paul Baker
                                     ----------------------------------
                                     AUL BAKER

                          /s/ Paul Baker /s/ Ann Baker
                          ----------------------------------------------
                          PAUL AND ANN BAKER, AS TRUSTEES

                          ----------------------------------------------
                          NICHOLAS BARBER

                          ----------------------------------------------
                          SEAN BARNES

                          ----------------------------------------------
                          DORIS LILLIAN BARROW

                          ----------------------------------------------
                          NICHOLAS BEADMAN

                          ----------------------------------------------
                          MARIA BOSWORTH

                          -----------------------------------------------
                          PAUL BOSWORTH

                          /s/ Timothy A. Bosworth
                          -----------------------------------------------
                          TIM BOSWORTH

                          -----------------------------------------------
                          PAUL BREEDEN

                          /s/ Glyn Burton
                          -----------------------------------------------
                          GLYN BURTON

                          -----------------------------------------------
                          GUY BUSHNELL

                          /s/ Ian Castleton
                          -----------------------------------------------
                          IAN CASTLETON

                          ------------------------------------------------
                          JUDITH CASTLETON

                          as guardian, /s/ Ian Castleton
                          ------------------------------------------------
                          IAN CASTLETON, JUDITH CASTLETON
                          AND JOHN HARVEY, AS TRUSTEES

                     /s/ Shirley Farrow
                     -------------------------------------------------
                     SHIRLEY FARROW AND
                     CATHERINE CHENEY, AS TRUSTEES

                     /s/ John Cole
                     -------------------------------------------------
                     JOHN COLE

                     /s/ Philip Cook
                     -------------------------------------------------
                     PHILIP COOK

                     -------------------------------------------------
                     SIMON CROWFOOT

                     -------------------------------------------------
                     MICHAEL DEPALO

                     -------------------------------------------------
                     CHARLES DICKINSON

                     -------------------------------------------------
                     DONNA DICKINSON

                     -------------------------------------------------
                     ELIZABETH DICKINSON

                     -------------------------------------------------
                     FRANCES DICKINSON

                     -------------------------------------------------
                     PHYLLIS DUCHARME

                     -------------------------------------------------
                     ROBERT DUCHARME

                     /s/ Scott Ducharme
                     -------------------------------------------------
                     SCOTT DUCHARME

                     /s/ Shirley Farrow (as Guardian)
                     -------------------------------------------------
                     CLAIRE FARROW

                     /s/ Shirley Farrow
                     -------------------------------------------------
                     SHIRLEY FARROW

                            -------------------------------------------------
                            SARAH GATES

                            /s/ Julie Goodwin
                            -------------------------------------------------
                            JULIE GOODWIN

                            /s/ Brian Gorman
                            -------------------------------------------------
                            BRIAN GORMAN

                            As Guardian, /s/ Brian Gorman
                            -------------------------------------------------
                            CHRISTINE GORMAN

                            As Guardian, /s/ Brian Gorman
                            -------------------------------------------------
                            DANIEL GORMAN

                            As Guardian, /s/ Brian Gorman
                            -------------------------------------------------
                            JAMES GORMAN

                            /s/ David Green
                            -------------------------------------------------
                            DAVID GREEN

                            -------------------------------------------------
                            MARIA GUGLIOTTI

                            /s/ A. J. Hale
                            -------------------------------------------------
                            ANDREW HALE

                            --------------------------------------------------
                            VALERIE HALE

                            /s/ Thomas J. Hall
                            -------------------------------------------------
                            THOMAS HALL

                            /s/ Caralyn Harvey
                            -------------------------------------------------
                            CARALYN HARVEY

                            /s/ Caralyn Harvey as guardian
                            -------------------------------------------------
                            JOHN NORTON DAVID HARVEY

                            /s/ Caralyn Harvey as guardian
                            -------------------------------------------------
                            CARALYN HARVEY AND JOHN NORTON
                            DAVID HARVEY, AS TRUSTEES

                           --------------------------------------------------
                           PENELOPE HAWES

                           /s/ Adam LeLean
                           -------------------------------------------------
                           ADAM LELEAN

                           --------------------------------------------------
                           DOROTHY LOURIE

                           --------------------------------------------------
                           ANNA LUBBOCK

                           --------------------------------------------------
                           JUDITH ELIZABETH LUBBOCK

                           --------------------------------------------------
                           NIGEL LUBBOCK

                           --------------------------------------------------
                           OLIVE ROSE LUBBOCK

                           --------------------------------------------------
                           THOMAS OLIVER LUBBOCK

                           --------------------------------------------------
                           BRUCE MCDOWELL

                           --------------------------------------------------
                           JILLIAN ANN MCDOWELL

                           as guardian, /s/ Malcolm P. McGrory
                           -------------------------------------------------
                           ANDREW MCGRORY

                           as guardian, /s/ Malcolm P. McGrory
                           -------------------------------------------------
                           CAMERON MCGRORY

                           as guardian, /s/ Malcolm P. McGrory
                           -------------------------------------------------
                           HOLLY MCGRORY

                           as guardian, /s/ Malcolm P. McGrory
                           -------------------------------------------------
                           KRISTEN MCGRORY

                              /s/ Malcolm P. McGrory
                              -------------------------------------------------
                              MALCOLM MCGRORY

                              /s/ Andrew Melville
                              -------------------------------------------------
                              ANDREW MELVILLE

                              -------------------------------------------------
                              THOMAS MOONEY

                              -------------------------------------------------
                              ALEXANDER PATTERSON

                              -------------------------------------------------
                              CHARLES PATTERSON

                              -------------------------------------------------
                              LINDA PATTERSON

                              -------------------------------------------------
                              RICHARD PATTERSON

                              -------------------------------------------------
                              THOMAS PATTERSON

                              --------------------------------------------------
                              EMMA PHILIP

                              --------------------------------------------------
                              PHIL RUGILE

                              --------------------------------------------------
                              EUGENE SADLOWSKI

                              /s/ Wayne Sadlowski
                              --------------------------------------------------
                              WAYNE SADLOWSKI

                              /s/ Ian Smith
                              --------------------------------------------------
                              IAN SMITH

                              --------------------------------------------------
                              WILLIAM SMITH

                             /s/ James W. Spurrell, Jr.
                             --------------------------------------------------
                             JAMES SPURRELL

                             /s/ Karl Vickers
                             --------------------------------------------------
                             KARL VICKERS

                             -------------------------------------------------
                             KATHERINE ELIZABETH WILLIAMS

                             --------------------------------------------------
                             PHILIP WILLIAMS

                             /s/ Andrew Zimmon
                             --------------------------------------------------
                             ANDREW ZIMMON